Exhibit 99.1

FOR IMMEDIATE RELEASE:	CONTACT:
Geoff High, Vice President of Investor Relations
303-604-3924

DMC GLOBAL REPORTS THIRD QUARTER FINANCIAL RESULTS

•Consolidated third quarter sales were $55.3 million, up 28% sequentially and down 45% from Q3 2019
•Gross margin was 25%, up from 15% in Q2 2020 and down from 36% in Q3 2019
•Operating income was $1.5 million versus $12.8 million in Q3 2019
•Net income was $1.0 million, or $0.07 per diluted share; while adjusted net income* was $1.2 million, or $0.08 per diluted share
•Adjusted EBITDA* was $6.0 million versus negative $1.8 million in Q2 2020 and positive $23.2 million in Q3 2019
•Cash and cash equivalents at September 30, 2020, were $24.6 million, up from $17.2 million at June 30, 2020.
•Net cash* (cash and cash equivalents less total debt) at September 30, 2020, was $12.6 million, up from net cash of $4.5 million at June 30, 2020

BROOMFIELD, Colo. - October 22, 2020 - DMC Global Inc. (Nasdaq: BOOM) today reported financial results for its third quarter ended September 30, 2020.

Consolidated sales were $55.3 million, up 28% sequentially and down 45% versus the third quarter of 2019. The sequential increase reflects improved demand in North America for integrated perforating systems from DynaEnergetics, DMC’s oilfield products business. North American sales improved 122% sequentially, and were partially offset by a 27% sequential decline in international sales, which can fluctuate based on order timing. Consolidated third quarter sales also reflect an 8% sequential improvement at NobelClad, DMC’s composite metals business. The sales decline versus last year’s third quarter reflects the collapse in global oil and gas demand as a result of the Covid-19 pandemic.

Gross margin for the third quarter was 25% versus 15% in the 2020 second quarter and 36% in the 2019 third quarter.

Third quarter operating income was $1.5 million, down from $12.8 million in last year's third quarter.

Net income was $1.0 million, or $0.07 per diluted share, versus net income of $6.9 million, or $0.46 per diluted share, in last year’s third quarter. Adjusted net income was $1.2 million, or $0.08 per diluted share.

Third quarter adjusted EBITDA was $6.0 million versus a negative $1.8 million in the 2020 second quarter, and a positive $23.2 million in the 2019 third quarter.

Net cash (total cash and cash equivalents less total debt) at September 30, 2020, was $12.6 million, up from net cash of $4.5 million at June 30, 2020.

DynaEnergetics
Third quarter sales at DynaEnergetics were $34.2 million, up 45% sequentially and down 56% from the 2019 third quarter. Gross margin was 24%, up from 8% in the second quarter of 2020 and down from 39% in last year’s third quarter. Operating income was $2.2 million versus $14.9 million in the comparable year-ago quarter. Excluding restructuring charges, adjusted operating income was $2.3 million versus $21.4 million in the 2019 third quarter. Adjusted EBITDA was $4.2 million versus $23.2 million in last year’s third quarter.

NobelClad
Third quarter sales at NobelClad, DMC's composite metals business, were $21.1 million, up 8% sequentially and down 7% versus the 2019 third quarter. Gross margin was 26%, up from 25% in the 2020 second quarter and flat versus last year's third quarter. Operating income was $2.5 million versus $2.2 million in the year-ago third quarter. Adjusted EBITDA was $3.4 million versus $3.1 million in last year’s third quarter.

NobelClad’s trailing 12-month book-to-bill ratio at the end of the third quarter was 1.09, and its rolling 12-month bookings were $90 million versus $89 million at June 30, 2020. Order backlog was $42.6 million versus $42.9 million at the end of the second quarter.

Nine-month results
Consolidated sales for the nine-month period were $172.0 million, down 45% versus the same period a year ago. Gross margin was 26% versus 37% in the 2019 nine-month period. Operating loss was $178,000 versus operating income of $57.9 million in last year’s nine-month period. Net loss for the period was $485,000, or $0.03 per diluted share, versus net income of $39.3 million, or $2.64 per diluted share, in the same period a year ago.

Nine-month adjusted operating income was $3.1 million and adjusted net income was $1.8 million, or $0.13 per diluted share. Adjusted EBITDA was $15.5 million versus $76.1 million in last year’s nine-month period.

DynaEnergetics
Nine-month sales at DynaEnergetics were $111.1 million, down 55% from $245.8 million in last year’s nine-month period. Operating income was $3.9 million versus $64.8 million in the comparable year-ago period. Adjusted EBITDA was $12.2 million versus $76.2 million in last year’s nine-month period.

NobelClad
NobelClad reported nine-month sales of $61.0 million, down 7% from $65.4 million at the nine-month mark last year. Operating income was $5.9 million versus $6.0 million in the comparable year-ago period, while adjusted EBITDA was $8.8 million versus $8.9 million in last year’s nine-month period.

Management Commentary
President and CEO Kevin Longe said, “The third quarter brought a stronger-than-expected upturn in North American well completion activity, and DynaEnergetics’ customers were able to quickly accelerate operations, in part by deploying our Factory-assembled, Performance-Assured™ DS perforating systems, which are delivered just-in-time to the wellsite. In addition, NobelClad reported better-than-expected order shipments. These factors led to third quarter financial results that exceeded publicly issued guidance.

“Despite the recent improvement in well completion activity, the environment for North America’s unconventional oil and gas industry remains challenging, and most operators and service companies are actively streamlining operations and reducing costs. Many also are adopting new well-completion technologies, including DynaEnergetics’ integrated DS perforating systems, which require fewer people and less time to arm and deploy, and significantly enhance the safety, performance and reliability of our customers’ well-completion programs.

“DynaEnergetics made several additions to its product portfolio during the third quarter, including the DS MicroSet™, a compact, disposable setting tool used to install the plug at the end of each stage in an unconventional oil or gas well. The factory-assembled tool has performed extremely well in field trials with multiple customers. It works seamlessly with our DS perforating systems, and is fully disposable, eliminating the dangerous redressing processes required with most setting tools. DS MicroSet and the new DS Liberator™ ballistic release tool will be commercially available next month.

“DynaEnergetics anticipates fourth quarter demand from North America’s unconventional market will be consistent with the third quarter. However, it also expects a seasonal decline in international order volume, which is expected to accelerate again in the first half of 2021.”

Longe continued, “During the third quarter, NobelClad booked several orders in the petrochemical sector, as well as the upstream and downstream energy industries. In addition, shipments began on the first major order from the engineered wood industry, which NobelClad expects could become a long-term end market.

“We continue to enhance our financial position, and ended the third quarter with cash and cash equivalents of $24.6 million, and net cash of $12.6 million.

“Our third quarter performance was achieved in the midst of difficult market conditions that were made more challenging by the global pandemic. I am extremely proud of our employees around the world for their efforts to keep themselves and their co-workers safe, while also delivering on our commitments to our customers.”

Guidance
Michael Kuta, CFO, said fourth quarter 2020 sales are expected in a range of $50 million to $55 million versus the $55.3 million reported in the 2020 third quarter. At the business level, DynaEnergetics is expected to report sales in a range of $30 million to $33 million versus the $34.2 million reported in 2020 third quarter, while NobelClad’s sales are expected in a range of $20 million to $22 million versus the $21.1 million reported in the 2020 third quarter.

Consolidated gross margin is expected in a range of 20% to 23% versus 25% in the 2020 third quarter. The anticipated sequential decline reflects an expected seasonal drop in higher-margin international sales at DynaEnergetics, and a less favorable project mix at NobelClad.

Third quarter selling, general and administrative (SG&A) expense is expected to be approximately $12 million versus the $11.6 million reported in the 2020 third quarter, while amortization expense is expected to be approximately $370,000. Interest expense is expected in a range of $150,000 to $200,000.

Adjusted EBITDA is expected in a range of $2 million to $4 million versus the $6.0 million in the third quarter of 2020.

Fourth quarter capital expenditures are expected in a range of $2 million to $3 million.

Conference call information
Management will hold a conference call to discuss these results today at 5:00 p.m. Eastern (3:00 p.m. Mountain). The call is available live via the Internet at: https://www.webcaster4.com/Webcast/Page/2204/38112, or by dialing 844-407-9500 (862-298-0850 for international callers). No passcode is necessary. Webcast participants should access the website at least 15 minutes early to register and download any necessary audio software. A replay of the webcast will be available for 90 days and a telephonic replay will be available until November 5, 2020, by calling 877-481-4010 (919-882-2331 for international callers) and entering the Conference ID #38112.

*Use of Non-GAAP Financial Measures
Adjusted EBITDA, adjusted operating income (loss), adjusted net income (loss), and net cash are non-GAAP (generally accepted accounting principles) financial measures used by management to measure operating performance and liquidity. Non-GAAP results are presented only as a supplement to the financial statements based on U.S. generally accepted accounting principles (GAAP). The non-GAAP financial information is provided to enhance the reader’s understanding of DMC’s financial performance, but no non-GAAP measure should be considered in isolation or as a substitute for financial measures calculated in accordance with GAAP.

Reconciliations of the most directly comparable GAAP measures to non-GAAP measures are provided within the schedules attached to this release.

EBITDA is defined as net income plus or minus net interest plus taxes, depreciation and amortization. Adjusted EBITDA excludes from EBITDA stock-based compensation, restructuring and impairment charges and, when appropriate, other items that management does not utilize in assessing DMC’s operating performance (as further described in the attached financial schedules). Adjusted operating income (loss) is defined as operating income (loss) plus restructuring and impairment charges and, when appropriate, other items that management does not utilize in assessing DMC’s operating performance. Adjusted net income (loss) is defined as net income plus restructuring and impairment charges and, when appropriate, other items that management does not utilize in assessing DMC’s operating performance. Net cash is defined as cash and cash equivalents less total debt. None of these non-GAAP financial measures are recognized terms under GAAP and do not purport to be an alternative to net income as an indicator of operating performance or any other GAAP measure.

Management uses adjusted EBITDA in its operational and financial decision-making, believing that it is useful to eliminate certain items in order to focus on what it deems to be a more reliable indicator of ongoing operating performance. As a result, internal management reports used during monthly operating reviews feature adjusted EBITDA measures. Management believes that investors may find this non-GAAP financial measure useful for similar reasons, although investors are cautioned that non-GAAP financial measures are not a substitute for GAAP disclosures. In addition, management incentive awards are based, in part, on the amount of adjusted EBITDA achieved during relevant periods. EBITDA and adjusted EBITDA are also used by research analysts, investment bankers and lenders to assess operating performance. For example, a measure similar to adjusted EBITDA is required by the lenders under DMC’s credit facility.

Net cash is used by management to supplement GAAP financial information and evaluate DMC’s performance, and management believes this information may be similarly useful to investors. Adjusted operating income (loss) and adjusted net income (loss) are presented because management believes these measures are useful to understand the effects of restructuring and impairment charges on DMC’s operating income (loss) and net income (loss), respectively.

Because not all companies use identical calculations, DMC’s presentation of non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. However, these measures can still be useful in evaluating the company’s performance against its peer companies because management believes the measures provide users with valuable insight into key components of GAAP financial disclosures. For example, a company with greater GAAP net income may not be as appealing to investors if its net income is more heavily comprised of gains on asset sales. Likewise, eliminating the effects of interest income and expense moderates the impact of a company’s capital structure on its performance.

All of the items included in the reconciliation from net income to EBITDA and adjusted EBITDA are either (i) non-cash items (e.g., depreciation, amortization of purchased intangibles and stock-based compensation) or (ii) items that management does not consider to be useful in assessing DMC’s operating performance (e.g., income taxes, restructuring and impairment charges). In the case of the non-cash items, management believes that investors can better assess the company’s operating performance if the measures are presented without such items because, unlike cash expenses, these adjustments do not affect DMC’s ability to generate free cash flow or invest in its business. For example, by adjusting for depreciation and amortization in computing EBITDA, users can compare operating performance without regard to different accounting determinations such as useful life. In the case of the other items, management believes that investors can better assess operating performance if the measures are presented without these items because their financial impact does not reflect ongoing operating performance.

About DMC
DMC Global is a diversified holding company. Our innovative businesses provide differentiated products and services to niche industrial and commercial markets around the world. DMC’s objective is to identify well-run businesses and strong management teams and support them with long-term capital and strategic, legal, technology and operating resources. Our approach helps our portfolio companies grow core businesses, launch new initiatives, upgrade technologies and systems to support their long-term strategy, and make acquisitions that improve their competitive positions and expand their markets. DMC’s culture is to foster local innovation versus centralized control, and stand behind our businesses in ways that truly add value. Today, DMC’s portfolio consists of DynaEnergetics and NobelClad, which collectively address the energy, industrial processing and transportation markets. Based in Broomfield, Colorado, DMC trades on Nasdaq under the symbol “BOOM.” For more information, visit the Company’s website at: http://www.dmcglobal.com

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Safe Harbor Language
Except for the historical information contained herein, this news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including fourth quarter guidance on sales, gross margin, SG&A, amortization expense, interest expense, adjusted EBITDA, capital expenditures; as well as our expectation that the DS MicroSet and DS Liberator products will be commercially available in November 2020, fourth quarter demand from North America’s unconventional market will be consistent with the third quarter, international order volume will decline in the fourth quarter and accelerate again in the first half of 2021; and our expectation that the engineered wood industry could become a meaningful long-term end market for NobelClad. Such statements and information are based on numerous assumptions regarding present and future business strategies, the markets in which we operate, anticipated costs and ability to achieve goals. Forward-looking information and statements are subject to known and unknown risks, uncertainties and other important factors that may cause actual results and performance to be materially different from those expressed or implied by such forward-looking information and statements, including but not limited to: our ability to realize sales from our backlog; our ability to obtain new contracts at attractive prices; the execution of purchase commitments by our customers, and our ability to successfully deliver on those purchase commitments; the size and timing of customer orders and shipments; changes to customer orders; product pricing and margins; our ability to collect on our accounts receivable; fluctuations in customer demand; our ability to successfully execute and capitalize upon growth opportunities; the success of DynaEnergetics’ product and technology development initiatives; fluctuations in foreign currencies; fluctuations in tariffs and quotas; the cyclicality of our business; competitive factors; the timely completion of contracts; the timing and size of expenditures; the timing and price of metal and other raw material; the adequacy of local labor supplies at our facilities; current or future limits on manufacturing capacity at our various operations; the availability and cost of funds; our ability to access our borrowing capacity under our credit facility; impacts of COVID-19 and any related preventive or protective actions taken by governmental authorities and resulting economic impacts, including recessions or depressions; and general economic conditions, both domestic and foreign, impacting our business and the business of the end-market users we serve; as well as the other risks detailed from time to time in our SEC reports, including the annual report on Form 10-K for the year ended December 31, 2019. We do not undertake any obligation to release public revisions to any forward-looking statement, including, without limitation, to reflect events or circumstances after the date of this news release, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws.

DMC GLOBAL INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in Thousands, Except Share and Per Share Data)
(unaudited)

	Three months ended			Change
	Sep 30, 2020	Jun 30, 2020	Sep 30, 2019	Sequential	Year-on-year
NET SALES	$55,281	$43,203	$100,094	28%	-45%
COST OF PRODUCTS SOLD	41,688	36,599	63,870	14%	-35%
Gross profit	13,593	6,604	36,224	106%	-62%
Gross profit percentage	25%	15%	36%
COSTS AND EXPENSES:
General and administrative expenses	6,911	6,707	10,128	3%	-32%
Selling and distribution expenses	4,705	5,488	6,983	-14%	-33%
Amortization of purchased intangible assets	369	353	394	5%	-6%
Restructuring expenses and asset impairments	143	2,046	5,898	-93%	-98%
Total costs and expenses	12,128	14,594	23,403	-17%	-48%
OPERATING INCOME (LOSS)	1,465	(7,990)	12,821	118%	-89%
OTHER (EXPENSE) INCOME:
Other (expense) income, net	(148)	(85)	170	-74%	-187%
Interest expense, net	(170)	(156)	(387)	-9%	56%
INCOME (LOSS) BEFORE INCOME TAXES	1,147	(8,231)	12,604	114%	-91%
INCOME TAX PROVISION (BENEFIT)	139	(2,583)	5,689	105%	-98%
NET INCOME (LOSS)	1,008	(5,648)	6,915	118%	-85%
NET INCOME (LOSS) PER SHARE
Basic	$0.07	$(0.38)	$0.47	118%	-85%
Diluted	$0.07	$(0.38)	$0.46	118%	-85%
WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING:
Basic	14,820,881	14,832,242	14,632,276	—%	1%
Diluted	14,820,881	14,832,242	14,851,166	—%	—%
DIVIDENDS DECLARED PER COMMON SHARE	$—	$—	$0.125

DMC GLOBAL INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in Thousands, Except Share and Per Share Data)
(unaudited)

	Nine months ended		Change
	Sep 30, 2020	Sep 30, 2019	Year-on-year
NET SALES	$172,048	$311,183	-45%
COST OF PRODUCTS SOLD	127,381	196,481	-35%
Gross profit	44,667	114,702	-61%
Gross profit percentage	26%	37%
COSTS AND EXPENSES:
General and administrative expenses	21,744	28,756	-24%
Selling and distribution expenses	18,720	20,531	-9%
Amortization of purchased intangible assets	1,076	1,189	-10%
Restructuring expenses and asset impairments	3,305	6,300	-48%
Total costs and expenses	44,845	56,776	-21%
OPERATING (LOSS) INCOME	(178)	57,926	-100%
OTHER (EXPENSE) INCOME:
Other (expense) income, net	(118)	492	-124%
Interest expense, net	(564)	(1,169)	52%
(LOSS) INCOME BEFORE INCOME TAXES	(860)	57,249	-102%
INCOME TAX (BENEFIT) PROVISION	(375)	17,920	-102%
NET (LOSS) INCOME	(485)	39,329	-101%
NET (LOSS) INCOME PER SHARE
Basic	$(0.03)	$2.67	-101%
Diluted	$(0.03)	$2.64	-101%
WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING:
Basic	14,759,062	14,589,655	1%
Diluted	14,759,062	14,800,132	—%
DIVIDENDS DECLARED PER COMMON SHARE	$0.125	$0.165

DMC GLOBAL INC.
SEGMENT STATEMENTS OF OPERATIONS
(Amounts in Thousands)
(unaudited)

DynaEnergetics

	Three months ended			Change
	Sep 30, 2020	Jun 30, 2020	Sep 30, 2019	Sequential	Year-on-year
Net sales	$34,201	$23,643	$77,356	45%	-56%
Gross profit	8,194	1,967	30,543	317%	-73%
Gross profit percentage	24%	8%	39%
COSTS AND EXPENSES:
General and administrative expenses	3,176	3,157	5,048	1%	-37%
Selling and distribution expenses	2,445	3,595	4,405	-32%	-44%
Amortization of purchased intangible assets	269	259	299	4%	-10%
Restructuring expenses and asset impairments	133	1,851	5,880	-93%	-98%
Operating income (loss)	2,171	(6,895)	14,911	131%	-85%
Adjusted EBITDA	$4,170	$(3,272)	$23,193	227%	-82%

	Nine months ended		Change
	Sep 30, 2020	Sep 30, 2019	Year-on-year
Net sales	$111,065	$245,820	-55%
Gross profit	29,640	98,116	-70%
Gross profit percentage	27%	40%
COSTS AND EXPENSES:
General and administrative expenses	10,164	13,360	-24%
Selling and distribution expenses	11,880	13,142	-10%
Amortization of purchased intangible assets	788	900	-12%
Restructuring expenses and asset impairments	2,922	5,880	-50%
Operating income	3,886	64,834	-94%
Adjusted EBITDA	$12,218	$76,234	-84%

NobelClad

	Three months ended			Change
	Sep 30, 2020	Jun 30, 2020	Sep 30, 2019	Sequential	Year-on-year
Net sales	$21,080	$19,560	$22,738	8%	-7%
Gross profit	5,577	4,802	5,811	16%	-4%
Gross profit percentage	26%	25%	26%
COSTS AND EXPENSES:
General and administrative expenses	878	797	1,032	10%	-15%
Selling and distribution expenses	2,106	1,731	2,447	22%	-14%
Amortization of purchased intangible assets	100	94	95	6%	5%
Restructuring expenses and asset impairments	10	195	18	-95%	-44%
Operating income	2,483	1,985	2,219	25%	12%
Adjusted EBITDA	$3,372	$3,061	$3,082	10%	9%

DMC GLOBAL INC.
SEGMENT STATEMENTS OF OPERATIONS
(Amounts in Thousands)
(unaudited)

	Nine months ended		Change
	Sep 30, 2020	Sep 30, 2019	Year-on-year
Net sales	$60,983	$65,363	-7%
Gross profit	15,530	17,055	-9%
Gross profit percentage	25%	26%
COSTS AND EXPENSES:
General and administrative expenses	2,649	3,378	-22%
Selling and distribution expenses	6,388	6,996	-9%
Amortization of purchased intangible assets	288	289	—%
Restructuring expenses and asset impairments	264	420	-37%
Operating income	5,941	5,972	-1%
Adjusted EBITDA	$8,799	$8,869	-1%

DMC GLOBAL INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Amounts in Thousands)

				Change
	Sep 30, 2020	Jun 30, 2020	Dec 31, 2019	Sequential	From year-end
	(unaudited)	(unaudited)
ASSETS

Cash and cash equivalents	$24,604	$17,248	$20,353	43%	21%
Accounts receivable, net	34,424	33,684	60,855	2%	-43%
Inventory, net	56,958	59,760	53,728	-5%	6%
Other current assets	9,831	8,419	9,417	17%	4%

Total current assets	125,817	119,111	144,353	6%	-13%

Property, plant and equipment, net	107,402	106,453	108,234	1%	-1%
Purchased intangible assets, net	4,383	4,784	5,880	-8%	-25%
Other long-term assets	21,681	21,669	18,954	—%	14%

Total assets	$259,283	$252,017	$277,421	3%	-7%

LIABILITIES AND STOCKHOLDERS’ EQUITY

Accounts payable	$22,123	$21,473	$34,758	3%	-36%
Contract liabilities	5,195	5,226	2,736	-1%	90%
Dividend payable	—	—	1,866	n/a	-100%
Accrued income taxes	7,080	5,727	9,651	24%	-27%
Current portion of long-term debt	3,125	3,125	3,125	—%	—%
Other current liabilities	16,555	14,340	19,287	15%	-14%

Total current liabilities	54,078	49,891	71,423	8%	-24%

Long-term debt	8,867	9,595	11,147	-8%	-20%
Deferred tax liabilities	3,181	2,747	3,786	16%	-16%
Other long-term liabilities	23,206	19,501	18,924	19%	23%
Stockholders’ equity	169,951	170,283	172,141	—%	-1%

Total liabilities and stockholders’ equity	$259,283	$252,017	$277,421	3%	-7%

DMC GLOBAL INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Amounts in Thousands)
(unaudited)

	Three months ended
	Sep 30, 2020	Jun 30, 2020	Sep 30, 2019
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$1,008	$(5,648)	$6,915
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation	2,451	2,364	2,223
Amortization of purchased intangible assets	369	353	394
Amortization of deferred debt issuance costs	55	59	47
Stock-based compensation	1,595	1,441	1,242
Deferred income taxes	521	(1,200)	1,236
Loss (gain) on disposal of property, plant and equipment	114	(14)	26
Restructuring expenses and asset impairment	143	2,046	5,898
Change in working capital, net	3,970	6,807	(6,187)
Net cash provided by operating activities	10,226	6,208	11,794
CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisition of property, plant and equipment	(2,206)	(2,355)	(6,094)
Proceeds on sale of property, plant and equipment	6	14	—
Net cash used in investing activities	(2,200)	(2,341)	(6,094)
CASH FLOWS FROM FINANCING ACTIVITIES:
Repayments on revolving loans, net	—	—	(7,000)
Repayments on capital expenditure facility	(782)	(781)	(782)
Payment of dividends	—	(1,883)	(298)
Payment of deferred debt issuance costs	(4)	(84)	—
Net proceeds from issuance of common stock	3	263	—
Treasury stock purchases	(55)	(34)	(123)
Net cash used in financing activities	(838)	(2,519)	(8,203)
EFFECTS OF EXCHANGE RATES ON CASH	168	(551)	(195)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	7,356	797	(2,698)
CASH AND CASH EQUIVALENTS, beginning of the period	17,248	16,451	14,881
CASH AND CASH EQUIVALENTS, end of the period	$24,604	$17,248	$12,183

DMC GLOBAL INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Amounts in Thousands)
(unaudited)

	Nine months ended
	Sep 30, 2020	Sep 30, 2019
CASH FLOWS FROM OPERATING ACTIVITIES:
Net (loss) income	(485)	39,329
Adjustments to reconcile net (loss) Income to net cash provided by operating activities:
Depreciation	7,167	6,178
Amortization of purchased intangible assets	1,076	1,189
Amortization of deferred debt issuance costs	154	130
Stock-based compensation	4,154	3,908
Deferred income taxes	(839)	1,660
Loss on disposal of property, plant and equipment	113	343
Restructuring expenses and asset impairments	3,305	6,300
Change in working capital, net	6,709	(23,941)
Net cash provided by operating activities	21,354	35,096
CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisition of property, plant and equipment	(9,682)	(22,377)
Proceeds on sale of property, plant and equipment	20	1,258
Net cash used in investing activities	(9,662)	(21,119)
CASH FLOWS FROM FINANCING ACTIVITIES:
Repayments on revolving loans, net	—	(10,999)
Repayments on capital expenditure facility	(2,344)	(2,344)
Payment of dividends	(3,749)	(896)
Payment of deferred debt issuance costs	(88)	—
Net proceeds from issuance of common stock	266	358
Treasury stock purchases	(1,123)	(1,079)
Net cash used in financing activities	(7,038)	(14,960)
EFFECTS OF EXCHANGE RATES ON CASH	(403)	(209)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	4,251	(1,192)
CASH AND CASH EQUIVALENTS, beginning of the period	20,353	13,375
CASH AND CASH EQUIVALENTS, end of the period	$24,604	$12,183

DMC GLOBAL INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASUREMENTS TO MOST
DIRECTLY COMPARABLE GAAP FINANCIAL MEASUREMENTS
(Amounts in Thousands)
(unaudited)

DMC Global

EBITDA and Adjusted EBITDA

	Three months ended			Change
	Sep 30, 2020	Jun 30, 2020	Sep 30, 2019	Sequential	Year-on-year
Net income (loss)	$1,008	$(5,648)	$6,915	118%	-85%
Interest expense, net	170	156	387	9%	-56%
Income tax provision (benefit)	139	(2,583)	5,689	105%	-98%
Depreciation	2,451	2,364	2,223	4%	10%
Amortization of purchased intangible assets	369	353	394	5%	-6%

EBITDA	4,137	(5,358)	15,608	177%	-73%
Restructuring expenses and asset impairments	143	2,046	5,898	-93%	-98%
Restructuring related inventory write down	—	—	630	n/a	-100%
Stock-based compensation	1,595	1,441	1,242	11%	28%
Other expense (income), net	148	85	(170)	74%	187%
Adjusted EBITDA	$6,023	$(1,786)	$23,208	437%	-74%

	Nine months ended		Change
	Sep 30, 2020	Sep 30, 2019	Year-on-year
Net (loss) income	(485)	39,329	-101%
Interest expense, net	564	1,169	-52%
Income tax (benefit) provision	(375)	17,920	-102%
Depreciation	7,167	6,178	16%
Amortization of purchased intangible assets	1,076	1,189	-10%

EBITDA	7,947	65,785	-88%
Restructuring expenses and asset impairments	3,305	6,300	-48%
Restructuring related inventory write down	—	630	-100%
Stock-based compensation	4,154	3,908	6%
Other expense (income), net	118	(492)	124%
Adjusted EBITDA	$15,524	$76,131	-80%

Adjusted operating income

DMC GLOBAL INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASUREMENTS TO MOST
DIRECTLY COMPARABLE GAAP FINANCIAL MEASUREMENTS
(Amounts in Thousands)
(unaudited)

	Three months ended			Change
	Sep 30, 2020	Jun 30, 2020	Sep 30, 2019	Sequential	Year-on-year
Operating income (loss), as reported	$1,465	$(7,990)	$12,821	118%	-89%
Restructuring programs:
DynaEnergetics	133	1,851	5,880	-93%	-98%
NobelClad	10	195	18	-95%	-44%
Restructuring related inventory write down	—	—	630	n/a	-100%
Adjusted operating income (loss)	$1,608	$(5,944)	$19,349	127%	-92%

	Nine months ended		Change
	Sep 30, 2020	Sep 30, 2019	Year-on-year
Operating (loss) income, as reported	$(178)	$57,926	-100%
Restructuring programs:
DynaEnergetics	2,922	5,880	-50%
NobelClad	264	420	-37%
Corporate	119	—	n/a
Restructuring related inventory write down	—	630	-100%
Adjusted operating income	$3,127	$64,856	-95%

Adjusted Net Income and Adjusted Diluted Earnings per Share

	Three months ended September 30, 2020
	Pretax	Tax	Net	Diluted EPS
Net income, as reported	$1,147	$139	$1,008	$0.07
Restructuring programs:
DynaEnergetics	133	(39)	172	0.01
NobelClad	10	3	7	—
Adjusted net income	$1,290	$103	$1,187	$0.08

	Three months ended June 30, 2020
	Pretax	Tax	Net	Diluted EPS
Net loss, as reported	$(8,231)	$(2,583)	$(5,648)	$(0.38)
Restructuring programs:
DynaEnergetics	1,851	728	1,123	0.08
NobelClad	195	65	130	0.01
Adjusted net loss	$(6,185)	$(1,790)	$(4,395)	$(0.29)

DMC GLOBAL INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASUREMENTS TO MOST
DIRECTLY COMPARABLE GAAP FINANCIAL MEASUREMENTS
(Amounts in Thousands)
(unaudited)

	Three months ended September 30, 2019
	Pretax	Tax	Net	Diluted EPS
Net income, as reported	$12,604	$5,689	$6,915	$0.46
Restructuring programs:
DynaEnergetics	5,880	77	5,803	0.40
NobelClad	18	—	18	—
Restructuring related inventory write down	630	—	630	0.04
Adjusted net income	$19,132	$5,766	$13,366	$0.90

	Nine months ended September 30, 2020
	Pretax	Tax	Net	Diluted EPS
Net loss, as reported	$(860)	$(375)	$(485)	$(0.03)
Restructuring programs:
DynaEnergetics	2,922	896	2,026	0.14
NobelClad	264	77	187	0.01
Corporate	119	25	94	0.01
Adjusted net income	$2,445	$623	$1,822	$0.13

	Nine months ended September 30, 2019
	Pretax	Tax	Net	Diluted EPS
Net income, as reported	$57,249	$17,920	$39,329	$2.64
Restructuring programs:
DynaEnergetics	5,880	77	5,803	0.39
NobelClad	420	—	420	0.03
Restructuring related inventory write down	630	—	630	0.04
Adjusted net income	$64,179	$17,997	$46,182	$3.10

DMC GLOBAL INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASUREMENTS TO MOST
DIRECTLY COMPARABLE GAAP FINANCIAL MEASUREMENTS
(Amounts in Thousands)
(unaudited)

Return on Invested Capital

		Three months ended
		Sep 30, 2019	Dec 31, 2019	Mar 31, 2020	Jun 30, 2020	Sep 30, 2020
Operating income (loss)		12,821	$499	$6,347	$(7,990)	$1,465
Income tax provision (benefit) (1)		5,782	5,227	2,107	(2,509)	177
Net operating profit (loss) after taxes (NOPAT)		7,039	(4,728)	4,240	(5,481)	1,288
Trailing Twelve Months NOPAT					1,070	(4,681)

	Balances as of
	Jun 30, 2019	Sep 30, 2019	Dec 31, 2019	Mar 31, 2020	Jun 30, 2020	Sep 30, 2020
Allowance for doubtful accounts	428	405	967	2,320	2,882	2,709
Deferred tax assets	(3,656)	(3,431)	(3,836)	(3,902)	(4,157)	(4,070)
Deferred tax liabilities	458	1,469	3,786	3,692	2,747	3,181
Accrued income taxes	9,419	10,427	9,651	8,666	5,727	7,080
Current portion of lease liabilities	2,016	1,944	1,716	1,618	1,846	1,804
Long-term portion of lease liabilities	9,506	9,487	9,777	9,454	10,430	10,155
Current portion of long-term debt	3,125	3,125	3,125	3,125	3,125	3,125
Long-term debt	32,744	25,010	11,147	10,406	9,595	8,867
Total stockholders' equity	163,501	167,076	172,141	173,689	170,283	169,951
Total invested capital	217,541	215,512	208,474	209,068	202,478	202,802
Average invested capital				206,300	210,010	209,157

Trailing Twelve Months Return on Invested Capital (ROIC)			18%	12%	1%	(2)%

(1) Tax calculation for NOPAT:
	Three months ended		Twelve months ended	Three months ended
	Sep 30, 2019	Dec 31, 2019	Dec 31, 2019	Mar 31, 2020	Jun 30, 2020	Sep 30, 2020
Income (loss) before income taxes	12,604	(547)	56,702	6,224	(8,231)	1,147
Income tax provision (benefit)	5,689	4,741	22,661	2,069	(2,583)	139
Effective tax rate	45.1%	(866.7)%	40.0%	33.2%	31.4%	12.1%

DMC GLOBAL INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASUREMENTS TO MOST
DIRECTLY COMPARABLE GAAP FINANCIAL MEASUREMENTS
(Amounts in Thousands)
(unaudited)

DynaEnergetics

	Three months ended			Change
	Sep 30, 2020	Jun 30, 2020	Sep 30, 2019	Sequential	Year-on-year
Operating income (loss), as reported	$2,171	$(6,895)	$14,911	131%	-85%
Adjustments:
Restructuring	133	1,851	5,880	-93%	-98%
Restructuring related inventory write down	—	—	630	n/a	-100%

Adjusted operating (loss) income	2,304	(5,044)	21,421	146%	-89%
Depreciation	1,597	1,513	1,473	6%	8%
Amortization of purchased intangibles	269	259	299	4%	-10%
Adjusted EBITDA	$4,170	$(3,272)	$23,193	227%	-82%

	Nine months ended
	Sep 30, 2020	Sep 30, 2019	Year-on-year
Operating income, as reported	$3,886	$64,834	-94%
Adjustments:
Restructuring	2,922	5,880	-50%
Restructuring related inventory write down	—	630	-100%

Adjusted operating income	6,808	71,344	-90%
Depreciation	4,622	3,990	16%
Amortization of purchased intangibles	788	900	-12%
Adjusted EBITDA	$12,218	$76,234	-84%

NobelClad

	Three months ended			Change
	Sep 30, 2020	Jun 30, 2020	Sep 30, 2019	Sequential	Year-on-year
Operating income, as reported	$2,483	$1,985	$2,219	25%	12%
Adjustments:
Restructuring expenses and asset impairments	10	195	18	-95%	-44%

Adjusted operating income	2,493	2,180	2,237
Depreciation	779	787	750	-1%	4%
Amortization of purchased intangibles	100	94	95	6%	5%
Adjusted EBITDA	$3,372	$3,061	$3,082	10%	9%

DMC GLOBAL INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASUREMENTS TO MOST
DIRECTLY COMPARABLE GAAP FINANCIAL MEASUREMENTS
(Amounts in Thousands)
(unaudited)

	Nine months ended
	Sep 30, 2020	Sep 30, 2019	Year-on-year
Operating income, as reported	$5,941	$5,972	-1%
Adjustments:
Restructuring expenses and asset impairments	264	420	-37%

Adjusted operating income	6,205	6,392
Depreciation	2,306	2,188	5%
Amortization of purchased intangibles	288	289	—%
Adjusted EBITDA	$8,799	$8,869	-1%